                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


      Date of Report (Date of earliest event reported): SEPTEMBER 23, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



          MARYLAND                                     1-12672                             77-0404318
----------------------------                   ------------------------                -------------------
(State or other jurisdiction                   (Commission file number)                  (IRS employer
      of incorporation)                                                                identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, proposed acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

PROPERTY ACQUISITIONS

         From September 23, 1997 through October 1, 1997, the Company acquired three properties (consisting of two apartment home communities and one land site) for an aggregate purchase price of approximately $35.4 million. Following these acquisitions, the Company's portfolio consists of 47 communities containing 12,456 apartment homes (which includes apartment homes delivered at Toscana, a partially developed community) and six land sites on which it is building, or plans to commence building in the future, six communities, which will contain an aggregate of approximately 1,770 additional apartment homes (which includes the remaining apartment homes currently under construction at Toscana). The recently acquired properties are described below. Except as noted below, substantially all of the purchase price for each acquired property was funded by drawing on the Company's $200 million unsecured acquisition and construction line of credit from Union Bank of Switzerland and other participating banks (the "Unsecured Credit Facility"). The Unsecured Credit Facility bears interest at the London Interbank Offered Rate (based on a maturity selected by the Company) plus 0.90% per annum and matures in May 2000. Except as noted below, neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

         GALLERY PLACE. On September 23, 1997, the Company acquired through Bay Pacific Northwest, L.P. ("Bay-Northwest"), a recently formed Delaware limited partnership of which the Company is the sole general partner, a 222 apartment home community located in Redmond, Washington. This community was purchased from TCR #510 Kelley Limited Partnership, a Texas limited partnership ("TCR #510 Kelley"), for approximately $21.7 million. In connection with this acquisition, the Company agreed to pay off mortgage indebtedness secured by the community in the amount of approximately $3.3 million and Bay-Northwest assumed mortgage indebtedness secured by the community in the amount of approximately $11.7 million. Bay-Northwest also issued to the partners of TCR #510 Kelley 163,338 limited partnership units of Bay-Northwest valued at approximately $6.2 million (based on an assumed value per unit of $37.66). The limited partnership units entitle the holders thereof to receive an initial annual priority return from Bay-Northwest distributions equal to 4.5% of the assumed initial value of their units. In addition, subject to certain terms and conditions, the holders of such units may require Bay-Northwest to redeem all or a portion of their units in exchange for cash. The Company may, however, at its election, redeem such units in exchange for shares of the Company's common stock, par value $.01 per share (the

"Common Stock"). All of such shares will be covered by a registration rights agreement. The Company has planned a refurbishing program at this community, which will include painting and upgrades of the community exterior, home interior improvements and refurbishing of the leasing, recreation and common areas.

         Max L. Gardner, the Company's Executive Vice President, Chief Operating Officer and Director, was a limited partner in TCR #510 Kelley as of the consummation of this acquisition, and as such he indirectly contributed property to Bay-Northwest with an assumed value of $161,781 in exchange for 4,295.84 limited partnership units of Bay-Northwest.

         LANDING WEST. On October 1, 1997, the Company purchased a 190 apartment home community located in Seattle, Washington from John Hancock Mutual Life Insurance Company, a Massachusetts corporation, for approximately $9.0 million. The Company plans to undertake a major repositioning program at this community, which will include the repair of siding and building trim, new roofs for approximately half of the community, upgrades to the landscaping and site drainage, and the addition of washers and dryers to each unit and other interior upgrades. In addition, the Company intends to refurbish the community's leasing center.

         ROSEWALK PHASE II LAND SITE. On October 1, 1997, the Company acquired a
5.82 acre land site located in south San Jose, California that is immediately adjacent to the Company's 300 apartment home community known as Rosewalk at Waterford Park ("Rosewalk"). This land site was purchased from Brandenburg, Staedler and Moore for approximately $4.7 million. The Company expects to begin construction of a second phase, 156 apartment home expansion of Rosewalk on this land site ("Rosewalk Phase II"), with initial occupancy anticipated early in the third quarter of 1998. Rosewalk Phase II will be a gated luxury community consisting of 12 apartment homes with three bedrooms and three bathrooms, 84 apartment homes with two bedrooms and two bathrooms, and 60 apartment homes with one bedroom and one bathroom. The apartment homes will include large patios and windows, as well as space for home offices. In addition, the Company intends to build a second swimming pool and additional enclosed carports to complement the existing 75 foot lap pool, enclosed carports, business center and fully equipped exercise facility at Rosewalk.


PROPOSED ACQUISITION

         VERANDAS AT BEAR CREEK. On September 8, 1997, the Company agreed to purchase through Bay-Northwest, a 264 apartment home community currently under construction in Redmond, Washington from Avondale Bear Creek Limited Partnership. The proposed acquisition of Verandas at Bear Creek will not be consummated until 90 days after construction has been completed and the community is 90 percent occupied by residents. This proposed acquisition is expected to close during the second quarter of 1998 and the purchase price is anticipated to be approximately $34.3 million. In connection with this proposed acquisition, the Company has agreed to pay off mortgage indebtedness secured by the community in the amount of approximately $28 million and Bay-Northwest will issue limited partnership units valued at approximately $3.9 million. The total number of limited partnership units issued in connection with this proposed acquisition will be determined based on a price per unit equal to the average closing sale price of the Company's Common Stock on the New York Stock Exchange for a specified number of days preceding the closing date of the acquisition. These limited partnership units will have the same 4.5% initial annual priority return applicable to the Bay-Northwest units issued in connection with the Company's acquisition of the Gallery Place community. In addition, subject to certain terms and conditions, the holders of such units may require Bay-Northwest to redeem all or a portion of their units in exchange for cash. The Company may, however, at its election, redeem such units in exchange for shares of the Company's Common Stock. All of such shares will be covered by a registration rights agreement.

         Because the consummation of the acquisition of Verandas at Bear Creek is subject to the satisfaction of certain conditions that are not within the control of the Company, there can be no assurance that the Company will consummate the acquisition or, if the community is acquired, that it will be purchased on the terms currently contemplated.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements under Rule 3-14 of Regulation S-X

(b)      Pro Forma Financial Statements

(c)      Exhibits

         10.1 Agreement of Limited Partnership of Bay Pacific Northwest, L.P., dated as of September 12, 1997, between the Company and certain other defined Persons. The exhibits and schedules to this agreement are listed in, but not filed with, this exhibit. Such exhibits and schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

         10.2 Registration Rights Agreement, dated as of September 23, 1997, between the Company and certain defined Holders of units of limited partnership interests in Bay-Northwest.

         23.1     Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                     BAY APARTMENT COMMUNITIES, INC.



Dated:  October 27, 1997             By: /s/ Jeffrey B. Van Horn
                                         ---------------------------------------
                                         Jeffrey B. Van Horn
                                         Vice President, Chief Financial Officer
                                         and Secretary

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Gallery Place Apartments, Redmond, Washington, (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Gallery Place Apartments, Redmond, Washington, for the year ended
December 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
August 29, 1997

                            GALLERY PLACE APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996

                                     -------







Revenues:
    Rental income                                               $2,143,274
    Other                                                           96,719
                                                                ----------
                                                                 2,239,993
                                                                ----------

Direct operating expenses:
    On-site management and administration                          248,381
    Real property tax                                              180,536
    Utilities                                                      125,046
    Repairs and maintenance                                         74,441
    Other                                                           18,340
                                                                ----------
                                                                   646,744
                                                                ----------
            Revenue in excess of direct
                operating expenses                              $1,593,249
                                                                ==========





                      The accompanying note is an integral
                        part of this Historical Summary.

                            GALLERY PLACE APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.      PROPERTY AND BASIS OF ACCOUNTING:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Gallery Place Apartments, located in Redmond, Washington with 222 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Landing West Apartments, Seattle, Washington (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Landing West Apartments, Seattle, Washington, for the year ended
December 31, 1996, in conformity with generally accepted accounting principles.




San Francisco, California
September 18, 1997

                             LANDING WEST APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------






                                                                   Year Ended
                                                                  December 31,
                                                                      1996
                                                                  ------------

Revenues:
    Rental income                                                  $1,220,980
    Other                                                              58,217
                                                                   ----------
                                                                    1,279,197
                                                                   ----------

Direct operating expenses:
    On-site management                                                226,467
    Real property tax                                                 105,772
    Utilities                                                         124,429
    Repairs and maintenance                                            64,037
    Other                                                               7,240
                                                                   ----------
                                                                      527,945
                                                                   ----------
           Revenue in excess of direct
               operating expenses                                  $  751,252
                                                                   ==========




                      The accompanying note is an integral
                        part of this Historical Summary.

                             LANDING WEST APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                                     -------



A.      PROPERTY AND BASIS OF ACCOUNTING:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Landing West Apartments, located in Seattle, Washington with 190 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)



                                                                            1997
                                                         Historical      Acquisitions       Pro Forma
                                                         ----------      ------------       ---------

Assets:
    Real estate assets:
    Land                                                  $152,277         $ 6,833 A         $159,110
    Buildings and improvements                             511,583          22,414 A          533,997
    Furniture, fixtures & equipment                         35,542           1,482 A           37,024
                                                          --------         -------           --------
                                                           699,402          30,729            730,131
    Less: accumulated depreciation                         (52,554)              0            (52,554)
                                                          --------         -------           --------
    Operating real estate assets                           646,848          30,729            677,577

    Construction in progress                                50,945               0             50,945
                                                          --------         -------           --------
         Net real estate assets                            697,793          30,729            728,522

    Cash & cash equivalents                                    920               0                920
    Restricted cash                                            960               0                960
    Other assets, net                                       12,236             168 B           12,404
                                                          --------         -------           --------
         Total Assets                                     $711,909         $30,897           $742,806
                                                          ========         =======           ========

Liabilities and Shareholders' Equity:
    Liabilities:
    Notes payable                                         $273,688         $24,543 C         $298,231
    Accounts payable and accrued expenses                    5,450              20 D            5,470
    Dividends payable                                        8,939               0              8,939
    Other liabilities                                        4,553             183 E            4,736
                                                          --------         -------           --------
         Total Liabilties                                  292,630          24,746            317,376

    Minority interest                                        7,002           6,151 F           13,153

    Shareholders' Equity:
    Preferred stock                                             27               0                 27
    Common stock                                               190               0                190
    Paid in capital                                        435,723               0            435,723
    Dividends in excess of accumulated earnings            (23,663)              0            (23,663)
                                                          --------         -------           --------
         Total Shareholders Equity                         412,277               0            412,277
                                                          --------         -------           --------
         Total Liabilities and Shareholders' Equity       $711,909         $30,897           $742,806
                                                          ========         =======           ========

                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                (In thousands, except share and per share data)
                                   (Unaudited)

                                                                     1997
                                                 Historical       Acquisitions     Pro Forma
                                                -----------       ------------    -----------

Revenue:
    Rental                                      $    80,377          $3,364 G     $    83,741
    Other                                             2,216             155 G           2,371
                                                -----------          ------       -----------
         Total revenue                               82,593           3,519            86,112
                                                -----------          ------       -----------
Expenses:
    Property operating                               18,924             863 H          19,787
    Property taxes                                    6,353             286 H           6,639
    General and administrative                        3,895              26 H           3,921
    Interest and financing                           14,276           1,654 I          15,930
    Depreciation and amortization                    18,689             959 J          19,648
                                                -----------          ------       -----------
         Total expenses                              62,137           3,788            65,925
                                                -----------          ------       -----------
    Income before minority interest and
         extraordinary item                          20,456            (269)           20,187

         Minority interest                             (319)           (277)F            (596)
                                                -----------          ------       -----------
    Income before extraordinary item                 20,137            (546)           19,591

         Extraordinary item                            (511)              -              (511)
                                                -----------          ------       -----------
    Net income                                       19,626            (546)           19,080

         Preferred dividend requirement              (4,264)              -            (4,264)
                                                -----------          ------       -----------
    Earnings available to common shares         $    15,362          $  546)           14,816
                                                ===========          ======       ===========

    Weighted average shares outstanding          15,126,242                        15,126,242
                                                ===========                       ===========
    Per share                                   $      1.02                       $      0.97
                                                ===========                       ===========

1.    Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of Gallery Place Apartments on September 23, 1997, and Landing West Apartments on October 1, 1997 (the "1997 Acquisition Communities"), had occurred on December 31, 1996. The pro forma consolidated balance sheet does not reflect the acquisition of the land site parcel for $4.7 million described herein. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

2.    PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the 1997 Acquisition Communities which consist of the $21.7 million acquisition of the Gallery Place Apartments, and the $9.0 million acquisition of the Landing West Apartments.

B - Increase in other assets is attributable to miscellaneous assets acquired with the 1997 Acquisition Communities.

C - Increase in notes payable is attributable to cash drawn from the Credit Facility of $12.8 million at 6.28% and an assumed loan in the amount of $11.7 million at 7.31% to acquire the 1997 Acquisition Communities.

D - Increase in accounts payable and accrued expenses is due to accrued interest expense in relation to the assumed loan.

E - Increase in other liabilities is attributable to resident deposits and accrued property taxes from the 1997 Acquisition Communities.

F - Increase in minority interest is due to the value of partnership units issued in connection with the acquisition of Gallery Place Apartments and the related priority return of 4.5%.

G - Additional rental and other revenue is attributable to the 1997 Acquisition Communities.

H - Additional property operating expense, property tax expense, and general and administrative expense are attributable to the 1997 Acquisition Communities.

I - Additional interest and financing expense is attributable to the interest incurred on funds obtained from the Credit Facility and the loan assumed to acquire the 1997 Acquisition Communities.

J - Depreciation expense attributable to the 1997 Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.